(Loss) Income per Share	12 Months Ended
Mar. 31, 2023
Earnings per share [Abstract]
(Loss) Income per Share [Text Block]

21.    (Loss) Income per Share

Income per common share represents net income for the year divided by the weighted average number of common shares outstanding during the year.

Diluted income per share is calculated by dividing the applicable net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the year.

	Year ended March 31, 2023	Year ended March 31, 2022
Basic weighted average number of common shares outstanding	82,871,284	77,715,890
Effect of dilutive stock options and warrants	-	2,368,516
Effect of convertible loan	-	4,723,923
Diluted weighted average common shares outstanding	82,871,284	84,808,329